SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2006

SOMERSET HILLS BANCORP
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	000-50055 (Commission File Number)	22-3768777 (IRS Employer Identification No.)
155 Morristown Road Bernardsville, New Jersey (Address of principal executive offices)		07924 (Zip Code)
(908) 221-0100
(Registrant's telephone number, including area code)

Item 2.02 Results of Operations and Financial Condition

On February 9, 2006, the Registrant issued a Press Release with its fourth quarter results. See Exhibit 99.

Item 9.01 Financial Statements and Exhibits

Exhibit 99- Press Release entitled: SOMERSET HILLS BANCORP
REPORTS FINAL FOURTH QUARTER AND YEAR END RESULTS

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMERSET HILLS BANCORP

Date: February 9, 2006	By: /s/Stewart E. McClure, Jr.
Stewart E. McClure, Jr.
President, Chief Executive Officer and Chief
Operating Officer

EXHIBIT INDEX

Exhibit         Description

99:             Press Release Entitled: SOMERSET HILLS BANCORP REPORTS FINAL FOURTH QUARTER AND YEAR END RESULTS